UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 12, 2017

ARROW ELECTRONICS, INC.

(Exact Name of Registrant as Specified in Charter)

NEW YORK	1-4482	11-1806155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9201 EAST DRY CREEK ROAD, CENTENNIAL, COLORADO 80112

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (303) 824-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 20.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐      Emerging growth company

☐      If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

On June 12, 2017, Arrow Electronics, Inc. (the “Company”) completed its previously announced public offering and sale of $500,000,000 aggregate principal amount of its 3.875% Senior Notes due 2028 (the “Notes”), pursuant to an underwriting agreement (the “Underwriting Agreement”), dated June 1, 2017, among the Company and Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Mizuho Securities USA LLC, which was previously filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 2, 2017.

The sale of the Notes was made pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-207042) as amended by Post-Effective Amendment No.1, dated June 1, 2017, including a prospectus supplement dated June 1, 2017 (the “Prospectus Supplement”) to the prospectus contained therein dated June 1, 2017, filed by the Company with the SEC, pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended.

The Company issued the Notes under an indenture dated as of June 1, 2017 (the “Base Indenture”) between the Company and U.S. Bank National Association, as trustee, as supplemented by a supplemental indenture dated as of June 12, 2017 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and U.S. Bank National Association, as trustee. The Base Indenture was previously filed as Exhibit 4.4 to the Company’s Post-Effective Amendment No.1 filed with the SEC on June 1, 2017. The Supplemental Indenture and the form of the Notes are filed as Exhibits 4.1 and 4.2, respectively, to this report and are incorporated herein by reference. The following description of the Notes and the Indenture is a summary and is not meant to be a complete description thereof.

The Notes will bear interest at a fixed rate per annum equal to 3.875%. Interest on the Notes is payable semi-annually on January 12 and July 12 of each year, commencing on January 12, 2018. Interest is payable to the persons in whose names such Notes are registered at the close of business on the 15th calendar day immediately preceding the applicable interest payment date (whether or not a business day). Interest that the Company pays on the maturity date will be paid to the person to whom the principal will be payable.

The amount of interest payable on the Notes will be computed on the basis of a 360-day year of twelve 30-day months.

The Notes will mature on January 12, 2028.

The Notes are the general senior unsecured obligations of the Company and will rank equally in right of payment with all of the Company’s other existing and future senior unsecured indebtedness from time to time outstanding, including all other senior Notes issued under the Indenture.

The Company may redeem the Notes in whole at any time or in part from time to time, at its option, on any date prior to October 12, 2027 (i.e., three months prior to the stated maturity of the Notes) (the “Par Call Date”), at a redemption price equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed and (2) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed that would have been payable in respect of such Notes calculated as if the stated maturity of such Notes were the Par Call Date (not including any amount attributable to interest accrued as of the redemption date), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate (as defined in the Supplemental Indenture) plus 25 basis points, plus in each case unpaid interest, if any, accrued thereon to, but not including, such redemption date.

In addition, at any time on or after the Par Call Date, the Company may redeem the Notes in whole at any time or in part from time to time, at its option, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus unpaid interest, if any, accrued thereon to, but not including, such redemption date.

If the Company experiences a Change of Control Triggering Event (as defined in the Supplemental Indenture) with respect to the Notes, each holder of Notes may require the Company to purchase such holder’s Notes at a purchase price equal to 101% of the aggregate principal amount thereof on the date of purchase, plus accrued and unpaid interest, if any, to the date of purchase.

The Indenture includes certain restrictive covenants, including covenants that limit the ability of the Company and certain of its subsidiaries to, among other things, incur secured debt, enter into sale and lease-back transactions and consolidate, merge or transfer substantially all of the Company’s assets to another entity. The covenants are subject to a number of important exceptions and qualifications set forth in the Indenture.

The Indenture contains customary terms, including that upon certain events of default occurring and continuing, either the trustee or the holders of not less than 25% in aggregate principal amount of the Notes then outstanding may declare the unpaid principal of the Notes and any accrued and unpaid interest thereon immediately due and payable. In the case of certain events of bankruptcy, insolvency or reorganization relating to the Company, the principal amount of the Notes together with any accrued and unpaid interest thereon will automatically become and be immediately due and payable.

The foregoing description of the Underwriting Agreement, the Indenture and the related instruments and transactions associated therewith does not purport to complete and is subject to, and qualified in its entirety by, the full text of the agreements and instruments, each of which is attached hereto as an Exhibit or has been previously filed with the SEC.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are based on the Company’s management’s current expectations. Such forward-looking statements are subject to certain risks, uncertainties and assumptions, including, without limitation, prevailing market conditions and other factors. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected. More information about potential risk factors that could affect the Company and its results is included in the Company’s filings with the SEC.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registration.

The description contained under Item 1.01 above is hereby incorporated by reference in its entirety into this Item 2.03.

Item 9.01. Financial Statements and Exhibits

(d)   Exhibits

Exhibit Number	Description

4.1	Supplemental Indenture, dated June 12, 2017

4.2	Form of Note (included in Exhibit 4.1)

5.1	Opinion of Milbank, Tweed, Hadley and McCloy LLP

23.1	Consent of Milbank, Tweed, Hadley and McCloy LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW ELECTRONICS, INC.

Date: June 12, 2017	By:	/s/ Gregory P. Tarpinian
	Name:	Gregory P. Tarpinian
	Title:	Senior Vice President, General Counsel, and Secretary

EXHIBIT INDEX

Exhibit Number	Description

4.1	Supplemental Indenture, dated June 12, 2017

4.2	Form of Note (included in Exhibit 4.1)

5.1	Opinion of Milbank, Tweed, Hadley and McCloy LLP

23.1	Consent of Milbank, Tweed, Hadley and McCloy LLP (included in Exhibit 5.1)